CyrusOne

Built for Tomorrow. Ready Today.

www.cyrusone.com

Fourth Quarter and Year End 2012 Financial Results February 26, 2013 Exhibit 99.2

Safe Harbor

This presentation contains forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as
“expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,”
“may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including CyrusOne’s Form 424B4, related amendments, and Form 8-Ks. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

Highlights
• Continued top line growth in excess of 20%
•
Revenue of $58.0M for Q4 2012 increased 21% from Q4 2011
•
Revenue of $220.8M for FY2012 increased 22% from FY 2011
• Data center capacity expanded to 1.7M NRSF
(2)
and 932K CSF
(1)
, both up 22% y/y
•
Two new markets in 2012 – Phoenix and San Antonio
•
Four new facilities developed with significant expansion capabilities
• 9 of the Fortune 20 and 115 of the Fortune 1000
(3)
• Successful IPO of common shares in January 2013 raising $337M
(4)
to fund
future development
Fourth Quarter and 2012
Note:

1.
Net rentable square feet (NRSF ) represent the total square feet of a building currently leased or available for lease based on engineers’ drawings and estimates but does not include space held for development or space used by CyrusOne.
2.
Colocation square feet (CSF) represents NRSF currently leased or available for lease as colocation space, where customers locate their servers and other IT equipment.
3.
Customer’s ultimate parent is a Fortune 1000 company or a foreign or private company of equivalent size.
4.
After underwriter’s discount and before other expenses

• 76% of annualized rent
(1)
is from the Fortune 1000
(2)
• 57% of annualized rent
(1)
is from investment grade
companies
(2)
• 9 of the Fortune 20 are customers
• Niche in large and growing
energy vertical
- 5 of the 6 “Supermajor” oil and gas companies
- Need for data sharing = powerful network effects
Notes:
Revenue Diversity with a Geographic Niche …
Energy
Other
Telecommunications
Financial Services
Healthcare
IT
Our Customer Base
Full Service
Customers
Metered Power
Customers
% of Annualized Rent
(1)
… And Equal Mix of Metered Power and Full Service
% of Annualized Rent
(1)
0.4%
0.5%
1.8%
1.5%
0.6%
4Q'11 1Q'12 2Q'12 3Q'12 4Q'12
Consistently Low Churn
Recurring Rent Quarterly Churn (3)
4.6% annual churn for 2012

1.
Annualized Rent represents monthly contractual rent (defined as cash rent including metered power reimbursements) under existing customer leases as of December 31, 2012, multiplied by 12.
2.
Customer’s ultimate parent is a Fortune 1000 company or a foreign or private company of equivalent size.
3.
Recurring Rent Quarterly Churn is defined as any reduction in recurring rent due to customer terminations, service reductions or net pricing decreases as a percentage of annualized rent at the beginning of the quarter, excluding any impact from metered power reimbursements.

Portfolio Update
22% increase in capacity in 2012 providing inventory for growth
Market
CSF Capacity
(Sq Ft) % Utilized
CSF Capacity
(Sq Ft) % Utilized
Cincinnati 411,730            92% 436,613            91%
Dallas 171,100            69% 123,945            82%
Houston 188,602            93% 153,593            90%
Austin 57,078              32% 15,459              92%
Phoenix 36,222              0% -                      0%
San Antonio 35,765              61% -                      0%
Chicago 23,278              52% 25,485              77%
International 8,200                 52% 8,200                 17%
Total Footprint 931,975            78% 763,295            88%
As of December 31, 2011 As of December 31, 2012
•
Capacity added in Austin,
Houston, Dallas, San Antonio,
and Phoenix in 2012
•
Phoenix facility commissioned in
late December
•
San Antonio and Carrollton were
commissioned in Q312, with San
Antonio already at 60%+
utilization
•
London footprint will double in
Q113 with one new customer
taking 100% of expansion
•
Powered shell available for
incremental development in
almost all markets in
addition to existing inventory

(1) (1)
Notes:
1.
Colocation square feet (CSF) represents NRSF currently leased or available for lease as colocation space, where customers locate their servers and other IT equipment.

Phoenix, AZ 6

CyrusOne

Level(3)
Google
amazon.com
tw telecom
comcast
YAHOO!
at&t
CenturyLink
Microsoft
zayo
Akamai
verizon
LIMELIGHT NETWORKS
Dallas
Austin
Houston
San Antonio

www.cyrusone.com

•
Creating a statewide interconnection
platform, connecting all CyrusOne facilities
within Texas
•
Powerful network effects that create an
even more captive customer base
•
Further separates CyrusOne from its
competitors in the marketplace
•
Opportunity for rapid growth on top of
demonstrated strong growth trends
•
High margin revenue
CyrusOne Interconnection
Enhancing Asset Value and Tenant Loyalty With Connectivity
Overview of Interconnection Initiative
Interconnection benefits current customers and drives new customers from underserved markets

“Sky for the cloud”

CyrusOne
Built for Tomorrow. Ready Today.

www.cyrusone.com

Fourth Quarter Review

21%
$48.0
$58.0
4Q'11
4Q'12

22%
$181.7
$220.8
4Q'11
4Q'12

www.cyrusone.com

Revenue
Fourth Quarter
($MM)
2012
($MM)
•
Revenue growth of 21% and 22% for the quarter and full year of 2012, respectively
• Existing customers drove 65% of growth in annualized rent
• Expansion of customer base to 518 customers at December 31, 2012, up from 487 at the end of 2011
•
Signed leases for approximately 41,000 square feet of data center space in the fourth quarter across 8 facilities with over half in San Antonio and Houston
•
22% increase in available CSF capacity with 78% utilization as of December 31, 2012

Highlights:

NOI, Adj. EBITDA and Normalized FFO
($MM)
Three Months Ended
December 31,
Twelve Months Ended
December 31,
2012 2011
$
Change
%
Change 2012 2011 $ Change
%
Change
Net Operating
Income (NOI)
$37.4 $33.1 $4.3 13% $144.8 $123.5 $21.3 17%
Adjusted EBITDA $27.8 $26.8 $1.0 4% $113.4 $99.6 $13.8 14%
Normalized Funds
from Operations
(FFO)
$16.8 $14.3 $2.5 17% $67.4 $56.8 $10.6 19%
Highlights:

•
NOI increased by 13% over fourth quarter of 2012 due to revenue growth
•
Adjusted EBITDA growth of 4% and 14% for fourth quarter and FY 2012, respectively
•
Additional investment in the quarter in sales and marketing to support 2013 growth
General and administrative expenses increased to support an independent public company and certain one-time items
•
Normalized FFO increased 17% in fourth quarter and 19% for FY 2012

$41.2
$81.9
4Q'11
4Q'12
1%
2%
$29.3
$117.5
$228.3
2010
2011
2012
94%
98%
98%

www.cyrusone.com

Capital Expenditures
(87%)

• Capital expenditures nearly doubled 2011 spend with $208 million spent on Data Center development
• ~310,000 NRSF constructed in 2012 compared to ~170,000 NRSF in 2011
• ~195,000 CSF constructed in 2012 compared to ~125,000 CSF in 2011
• New facilities opened in Dallas (Carrollton), Phoenix, Austin and San Antonio
• Houston West and Lewisville - added CSF and increased power density
• Houston West expansion – acquired adjacent land and began substantial construction of a new building that will ultimately provide 85,000 CSF
• Network assets were purchased to support our interconnection business
Fourth Quarter
($MM)
Recurring Capex
1. Development Capex includes development of real estate, acquisition of real estate and other non-real estate capex.
YTD
($MM)
Development
Capex
(1)
as % of
Total Capex
Highlights:
Notes:

Financial Policy
•
Strong balance sheet with no near-term
maturities
-
Pro Forma net leverage of 1.8x
-
Pro Forma liquidity of $579M, including
undrawn revolver capacity of $225M and cash
December 31,
2012
Long term debt $525.0
Capital lease obligations 32.2
Less:
Cash and cash equivalents (16.5)
Net debt $540.7
IPO proceeds to Balance Sheet (337.1)
Pro Forma Net Debt at December 31, 2012 $203.6
•
Targeting an investment grade balance sheet over
time
-
Demonstrated access to debt capital markets
-
Prudent use of leverage in acquisitions
-
Access to equity capital sources as conditions
allow

Note:
1. After underwriter’s discount and before other expenses
(1)
($MM)

CyrusOne
Built for Tomorrow. Ready Today.

www.cyrusone.com

See Earnings Release Supplement at www.cyrusone.com for reconciliations of Non-GAAP financial measures

www.cyrusone.com